UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-4688

Dreyfus Premier Value Equity Funds
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation
200 Park Avenue
New York, New York 10166
(Address of principal executive offices) (Zip code)

Mark N. Jacobs, Esq.
200 Park Avenue
New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code: (212) 922-6000

Date of fiscal year end:	10/31

Date of reporting period:	04/30/06

FORM N-CSR

Item 1. Reports to Stockholders.

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

2	Letter from the Chairman
3	Discussion of Fund Performance
6	Understanding Your Fund’s Expenses
6	Comparing Your Fund’s Expenses
With Those of Other Funds
7	Statement of Investments
11	Statement of Assets and Liabilities
12	Statement of Operations
13	Statement of Changes in Net Assets
16	Financial Highlights
21	Notes to Financial Statements
FOR MORE INFORMATION

Back Cover

Dreyfus Premier
Value Fund

The Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus Premier Value Fund, covering the six-month period from November 1, 2005, through April 30, 2006.

Since June 2004, the Federal Reserve Board has attempted to manage U.S. economic growth and forestall potential inflation by gradually raising short-term interest rates. Recently, Fed Chairman Ben Bernanke suggested that the Fed may soon pause to assess current economic data and evaluate the impact of its credit tightening campaign. In our view, the Fed’s efforts so far have largely been successful: the economy has grown at a moderate pace, the unemployment rate has dropped to multi-year lows, corporate profits have risen, and inflation has remained low despite volatile energy prices.

However, the financial markets are more likely to be influenced not by what the Fed already has accomplished, but by investors’ expectations of what is to come, including the Fed’s decision to increase rates further, maintain them at current levels or reduce them to stimulate future growth.We believe that this decision will depend largely on the outlook for core inflation in 2007.The Fed probably can stand pat as long as it expects inflation to remain subdued. But if inflationary pressures build in an expanding economy, the Fed may choose to resume tightening later this year.As always, we urge you to discuss with your financial advisor the potential implications of these possibilities on your investments.

For information about how the fund performed, as well as market perspectives, we have provided a Discussion of Fund Performance given by the fund’s portfolio manager.

Thank you for your continued confidence and support.

Stephen E. Canter Chairman and Chief Executive Officer The Dreyfus Corporation May 15, 2006
2

DISCUSSION OF FUND PERFORMANCE

Brian Ferguson, Chairman, U.S. Large Cap Value Equity Team

How did Dreyfus Premier Value Fund perform relative to its benchmark?

For the six-month period ended April 30, 2006, the fund’s Class A shares produced a total return of 12.93%, Class B shares produced a total return of 12.50%, Class C shares produced a total return of 12.46%, Class R shares produced a total return of 13.02% and Class T shares produced a total return of 12.63% .1 This compares with the performance of the fund’s benchmark, the Russell 1000 Value Index (the “Index”), which produced a total return of 12.87% for the same period.2

The U.S. stock market’s advance during the reporting period was fueled by strong corporate earnings and continued economic growth, which more than offset the countervailing influences of rising interest rates and volatile energy prices. The fund’s returns were in line with the Index, where strong stock selections in the energy,technology and materials sectors were balanced by holdings in the financials and health care sectors.

What is the fund’s investment approach?

The fund seeks capital growth.To pursue this goal, the fund invests at least 80% of its assets in stocks. The fund’s stock investments may include common stocks, preferred stocks and convertible securities of both U.S. and foreign issuers, including those purchased in initial public offerings. The fund expects to invest mainly in the stocks of U.S. issuers, but may invest up to 30% of its assets in foreign stocks.

In choosing stocks, the fund employs a “bottom-up” approach, primarily focusing on large companies with strong positions in their industries and a catalyst that can trigger a price increase (such as corporate restructuring or change in management). We use fundamental analysis to create a broadly diversified value portfolio, normally with a weighted average p/e ratio less than or equal to that of the Standard & Poor’s 500 Composite Stock Price Index (“S&P 500 Index”) and a

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

long-term projected earnings growth rate greater than or equal to that of the S&P 500 Index.We select stocks based on:

  value, or how a stock is priced relative to its perceived intrinsic worth;
  growth, in this case the sustainability or growth of earnings or cash flow; and
  financial profile, which measures the financial health of the company.

The fund typically sells a security when we believe that there has been a negative change in the fundamental factors surrounding the company, the company has been fully valued, the company has lost favor in the current market or economic environment, or a more attractive opportunity has been identified.

What other factors influenced the fund’s performance?

When the reporting period began, many investors had become concerned that higher short-term interest rates and rising energy prices might erode consumer spending and reduce the rate of U.S. economic growth. However, higher fuel and borrowing costs have so far failed to dampen consumer confidence. What’s more, business investment has accelerated, inflationary pressures have remained subdued and corporate earnings have risen, helping to support higher stock prices.

In this environment, the fund’s energy holdings ranked among the stronger contributors to performance.We focused on energy equipment and services companies, including Halliburton Company and Diamond Offshore Drilling, which we believed would benefit from increased capital spending by large integrated oil companies. Technology stocks also contributed positively to the fund’s results. RF Micro Devices, which makes a variety of products for cellular phones, benefited from contracts with handset manufacturers Nokia and Motorola. The fund also participated in gains by Cisco Systems, the worldwide leader in computer networking, stemming from rising demand for the bandwidth and applications required for viewing video over the Internet.

The fund’s single most significant contributor to performance during the reporting period was Martin Marietta Materials, a large producer

4

of construction aggregates.The company enjoyed rising demand for its products in the aftermath of the Gulf Coast hurricanes and in light of a newly enacted highway construction bill.

On the other hand, the fund’s performance was hindered by its limited exposure to commercial banks and real estate investment trusts (REITs) within the financials sector. Instead, we emphasized property and casualty insurance companies, which produced generally disappointing results.To a lesser degree, the fund’s limited exposure to pharmaceutical stocks within the health care sector also detracted from the fund’s performance.

What is the fund’s current strategy?

As of the end of the reporting period, we continued to de-emphasize utilities and regional banks, which we regarded as too richly valued. Conversely, we maintained the fund’s overweighted position in the industrials sector, but we selectively trimmed industrial holdings that have reached our price targets. In the technology sector, we identified a number of opportunities among broadband equipment makers and telecommunications services providers, such as Cisco Systems and AT&T, that we believe may reap the rewards of greater demand for broadband applications that help reduce or manage Internet congestion.

May 15, 2006
[1]	Total return includes reinvestment of dividends and any capital gains paid and does not take into consideration the maximum initial sales charges in the case of Class A and Class T shares or the applicable contingent deferred sales charges imposed on redemptions in the case of Class B and
Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.
Part of the fund’s recent performance is attributable to positive returns from its initial public offering (IPO) investments.There can be no guarantee that IPOs will have or continue to have a positive effect on the fund’s performance.
[2]	SOURCE: LIPPER INC. — Reflects the reinvestment of dividends and, where applicable, capital gain distributions.The Russell 1000 Value Index is an unmanaged index which measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

The Fund 5

U N D E R S TA N D I N G YO U R F U N D ’ S E X P E N S E S ( U n a u d i t e d )

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Premier Value Fund from November 1, 2005 to April 30, 2006. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended April 30, 2006
	Class A	Class B	Class C	Class R	Class T

Expenses paid per $1,000 †	$ 6.60	$ 11.17	$ 11.27	$ 5.92	$ 9.65
Ending value (after expenses)	$1,129.30	$1,125.00	$1,124.60	$1,130.20	$1,126.30

COMPARING YOUR FUND’S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment assuming a hypothetical 5% annualized return for the six months ended April 30, 2006

	Class A	Class B	Class C	Class R	Class T

Expenses paid per $1,000 †	$ 6.26	$ 10.59	$ 10.69	$ 5.61	$ 9.15
Ending value (after expenses)	$1,018.60	$1,014.28	$1,014.18	$1,019.24	$1,015.72

† Expenses are equal to the fund’s annualized expense ratio of 1.25% for Class A, 2.12% for Class B, 2.14% for
Class C, 1.12% for Class R and 1.83% for Class T; multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

6

STATEMENT OF INVESTMENTS April 30, 2006 (Unaudited)
Common Stocks—99.5%	Shares	Value ($)

Banking—4.4%
Bank of New York	32,500	1,142,375
Wachovia	45,800	2,741,130
Washington Mutual	38,000 [a]	1,712,280
		5,595,785
Basic Industries—4.4%
Air Products & Chemicals	9,900	678,348
Alcoa	23,200	783,696
Martin Marietta Materials	22,500	2,388,600
Mosaic	37,300 [b]	559,500
Smurfit-Stone Container	60,000 [b]	777,000
United States Steel	5,400	369,900
		5,557,044
Capital Goods—9.3%
3M	15,800	1,349,794
Avery Dennison	12,400	775,000
Emerson Electric	11,700	993,915
Empresa Brasileira de Aeronautica, ADR	12,300	477,609
Johnson Controls	26,000	2,120,300
Lockheed Martin	8,300	629,970
Navistar International	37,400 [b]	986,612
NCR	31,100 [b]	1,225,340
Thermo Electron	30,200 [b]	1,163,908
Tyco International	47,900	1,262,165
United Technologies	10,900	684,629
		11,669,242
Consumer Non-Durables—5.3%
Altria Group	39,500	2,889,820
Campbell Soup	25,000	803,500
Colgate-Palmolive	39,200	2,317,504
Dean Foods	16,700 [b]	661,487
		6,672,311
Consumer Services—8.8%
Aramark, Cl. B	36,200	1,017,582
Cendant	37,200	648,396
Clear Channel Communications	63,800	1,820,214
CSK Auto	14,700 [b]	188,895
Gap	33,500	606,015

The Fund 7

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Common Stocks (continued)	Shares		Value ($)

Consumer Services (continued)
Liberty Global, Ser. C	32,000	[b]	639,040
Limited Brands	25,400		651,256
McDonald’s	47,600		1,645,532
Nike, Cl. B	6,100		499,224
Omnicom Group	24,500		2,205,245
OSI Restaurant Partners	14,300		610,610
Polo Ralph Lauren	9,800		595,056
			11,127,065
Energy—10.7%
Chevron	47,800		2,916,756
ConocoPhillips	48,700		3,258,030
Cooper Cameron	15,100	[b]	758,624
Halliburton	18,000		1,406,700
Marathon Oil	37,600		2,983,936
Noble Energy	19,100		859,118
Valero Energy	20,000		1,294,800
			13,477,964
Financial—14.3%
Capital One Financial	30,600		2,651,184
Freddie Mac	29,000		1,770,740
Goldman Sachs Group	9,900		1,586,871
Janus Capital Group	23,800		463,148
JPMorgan Chase & Co.	103,372		4,691,021
Merrill Lynch & Co.	33,900		2,585,214
Morgan Stanley	18,200		1,170,260
PNC Financial Services Group	17,200		1,229,284
SunTrust Banks	15,300		1,183,149
Wells Fargo & Co.	9,200		631,948
			17,962,819
Health Care—7.5%
Abbott Laboratories	29,700		1,269,378
Cephalon	10,400	[b]	682,864
Pfizer	139,100		3,523,403
Quest Diagnostics	12,100		674,333
WellPoint	18,400	[b]	1,306,400
Wyeth	40,400		1,966,268
			9,422,646

8

Common Stocks (continued)	Shares	Value ($)

Insurance—12.2%
American International Group	30,227	1,972,312
AON	27,700	1,160,907
Chubb	57,800	2,979,012
Genworth Financial, Cl. A	55,770	1,851,564
MBIA	5,300	316,039
Metlife	12,500	651,250
MGIC Investment	21,500	1,520,050
PMI Group	48,600	2,242,890
Reinsurance Group of America	13,200	634,920
St. Paul Travelers Cos	29,400	1,294,482
UnumProvident	38,400	779,904
		15,403,330
Technology—10.3%
Accenture, Cl. A	20,900	607,563
Automatic Data Processing	35,800	1,578,064
Ceridian	18,100 [b]	438,563
Cisco Systems	129,900 [b]	2,721,405
Fairchild Semiconductor International	32,700 [b]	675,909
Hewlett-Packard	56,800	1,844,296
International Business Machines	13,100	1,078,654
Lam Research	13,000 [b]	635,440
Microsoft	54,900	1,325,835
RF Micro Devices	98,500 [b]	916,050
Take-Two Interactive Software	28,800 [b]	491,040
Tellabs	42,400 [b]	672,040
		12,984,859
Transportation—3.5%
Airtran Holdings	32,500 [b]	454,350
GATX	15,300	716,040
Union Pacific	26,200	2,389,702
US Airways Group	20,900 [b]	904,134
		4,464,226
Utilities—8.8%
Alltel	9,200	592,204
AT & T	158,900	4,164,769
BellSouth	29,700	1,003,266
Constellation Energy Group	11,800	648,056

The Fund 9

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Common Stocks (continued)	Shares	Value ($)

Utilities (continued)
Entergy	8,800	615,472
Exelon	16,400	885,600
NRG Energy	53,800 [a,b]	2,560,342
Sprint Nextel	25,400	629,920
		11,099,629
Total Common Stocks
(cost $105,963,130)		125,436,920

Investment of Cash Collateral
for Securities Loaned—3.2%

Registered Investment Company;
Dreyfus Institutional Cash Advantage Fund
(cost $4,036,300)	4,036,300 [c]	4,036,300

Total Investments (cost $109,999,430)	102.7%	129,473,220
Liabilities, Less Cash and Receivables	(2.7%)	(3,408,429)
Net Assets	100.0%	126,064,791

ADR—American Depository Receipts.
[a] All or a portion of these securities are on loan. At April 30, 2006, the total market value of the fund’s securities on loan is $3,934,733 and the total market value of the collateral held by the fund is $4,036,300.
[b] Non-income producing security.
[c] Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited) †

	Value (%)		Value (%)

Financial	14.3	Health Care	7.5
Insurance	12.2	Consumer Non-Durables	5.3
Energy	10.7	Basic Industries	4.4
Technology	10.3	Banking	4.4
Capital Goods	9.3	Transportation	3.5
Consumer Services	8.8	Money Market Investment	3.2
Utilities	8.8		102.7

† Based on net assets.
See notes to financial statements.

10

STATEMENT OF ASSETS AND LIABILITIES

April 30, 2006 (Unaudited)

				Cost	Value

Assets ($):
Investments in securities—
See Statement of Investments (including securities
on loan, valued at $3,934,733)—Note 1(c):
Unaffiliated issuers				105,963,130	125,436,920
Affiliated issuers				4,036,300	4,036,300
Receivable for investment securities sold					1,186,911
Dividends receivable					171,978
Receivable for shares of Beneficial Interest subscribed					320
Prepaid expenses					38,990
					130,871,419

Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)					127,454
Liability for securities loaned—Note 1(c)					4,036,300
Cash overdraft due to Custodian					15,152
Bank loan payable					370,000
Payable for investment securities purchased					182,380
Payable for shares of Beneficial Interest redeemed					18,624
Accrued expenses					56,718
					4,806,628

Net Assets ($)					126,064,791

Composition of Net Assets ($):
Paid-in capital					96,789,984
Accumulated undistributed investment income—net					422,184
Accumulated net realized gain (loss) on investments					9,378,833
Accumulated net unrealized appreciation
(depreciation) on investments					19,473,790

Net Assets ($)					126,064,791

Net Asset Value Per Share
	Class A	Class B	Class C	Class R	Class T

Net Assets ($)	119,954,761	4,889,839	1,004,912	44,864	170,415
Shares Outstanding	6,147,710	266,948	55,824	2,371	9,006

Net Asset Value
Per Share ($)	19.51	18.32	18.00	18.92	18.92

See notes to financial statements.

The Fund 11

STATEMENT OF OPERATIONS Six Months Ended April 30, 2006 (Unaudited)
Investment Income ($):
Income:
Cash dividends (net of $577 foreign taxes withheld at source):
Unaffiliated issuers	1,222,979
Affiliated issuers	1,641
Interest	6,495
Income on securities lending	1,173
Total Income	1,232,288
Expenses:
Management fee—Note 3(a)	464,715
Shareholder servicing costs—Note 3(c)	201,073
Professional fees	38,864
Registration fees	27,211
Distribution fees—Note 3(b)	23,613
Prospectus and shareholders’ reports	22,856
Custodian fees—Note 3(c)	13,233
Trustees’ fees and expenses—Note 3(d)	9,277
Interest expense—Note 2	3,946
Loan commitment fees—Note 2	580
Miscellaneous	4,021
Total Expenses	809,389
Investment Income—Net	422,899

Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	9,959,581
Net unrealized appreciation (depreciation) on investments	4,786,638
Net Realized and Unrealized Gain (Loss) on Investments	14,746,219
Net Increase in Net Assets Resulting from Operations	15,169,118

See notes to financial statements.
12

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended
	April 30, 2006	Year Ended
	(Unaudited)	October 31, 2005

Operations ($):
Investment income—net	422,899	828,156
Net realized gain (loss) on investments	9,959,581	23,668,532
Net unrealized appreciation
(depreciation) on investments	4,786,638	(9,560,305)
Net Increase (Decrease) in Net Assets
Resulting from Operations	15,169,118	14,936,383

Dividends to Shareholders from ($):
Investment income—net:
Class A shares	(819,167)	(1,034,886)
Class C shares	—	(483)
Class R shares	(330)	(234)
Class T shares	(274)	(603)
Net realized gain on investments:
Class A shares	(19,998,609)	—
Class B shares	(996,777)	—
Class C shares	(201,789)	—
Class R shares	(6,859)	—
Class T shares	(25,105)	—
Total Dividends	(22,048,910)	(1,036,206)

Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class A shares	2,222,002	4,032,093
Class B shares	918,168	666,685
Class C shares	156,237	201,732
Class R shares	6,593	8,777
Class T shares	19,909	51,219

The Fund 13

STATEMENT OF CHANGES IN NET ASSETS (continued)
	Six Months Ended
	April 30, 2006	Year Ended
	(Unaudited)	October 31, 2005

Beneficial Interest Transactions ($) (continued):
Dividends reinvested:
Class A shares	18,887,481	938,531
Class B shares	688,669	—
Class C shares	113,358	242
Class R shares	7,026	227
Class T shares	24,679	592
Cost of shares redeemed:
Class A shares	(10,187,402)	(20,822,423)
Class B shares	(2,000,639)	(3,116,097)
Class C shares	(237,772)	(516,078)
Class R shares	(3,288)	(10)
Class T shares	(6,316)	(89,171)
Increase (Decrease) in Net Assets
from Beneficial Interest Transactions	10,608,705	(18,643,681)
Total Increase (Decrease) in Net Assets	3,728,913	(4,743,504)

Net Assets ($):
Beginning of Period	122,335,878	127,079,382
End of Period	126,064,791	122,335,878
Undistributed investment income—net	422,184	819,056

14

	Six Months Ended
	April 30, 2006	Year Ended
	(Unaudited)	October 31, 2005

Capital Share Transactions:
Class A [a]
Shares sold	116,266	199,476
Shares issued for dividends reinvested	1,039,485	47,281
Shares redeemed	(532,978)	(1,030,891)
Net Increase (Decrease) in Shares Outstanding	622,773	(784,134)

Class B [a]
Shares sold	52,584	34,756
Shares issued for dividends reinvested	40,249	—
Shares redeemed	(111,670)	(163,404)
Net Increase (Decrease) in Shares Outstanding	(18,837)	(128,648)

Class C
Shares sold	8,705	10,634
Shares issued for dividends reinvested	6,740	13
Shares redeemed	(13,445)	(27,491)
Net Increase (Decrease) in Shares Outstanding	2,000	(16,844)

Class R
Shares sold	352	447
Shares issued for dividends reinvested	399	12
Shares redeemed	(185)	(1)
Net Increase (Decrease) in Shares Outstanding	566	458

Class T
Shares sold	1,090	2,645
Shares issued for dividends reinvested	1,398	30
Shares redeemed	(350)	(4,631)
Net Increase (Decrease) in Shares Outstanding	2,138	(1,956)

[a]	During the period ended April 30, 2006, 35,058 Class B shares representing $652,293 were automatically converted to 33,032 Class A shares and during the period ended October 31, 2005, 54,938 Class B shares representing $1,048,452 were automatically converted to 52,190 Class A shares.
See notes to financial statements.

The Fund 15

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

	Six Months Ended
	April 30, 2006		Year Ended October 31,

Class A Shares	(Unaudited)	2005	2004	2003	2002	2001

Per Share Data ($):
Net asset value,
beginning of period	20.90	18.75	16.94	14.59	17.22	21.85
Investment Operations:
Investment income—net [a]	.07	.14	.16	.12	.12	.13
Net realized and unrealized
gain (loss) on investments	2.35	2.18	1.77	2.35	(1.83)	(3.08)
Total from Investment Operations	2.42	2.32	1.93	2.47	(1.71)	(2.95)
Distributions:
Dividends from
investment income—net	(.15)	(.17)	(.12)	(.12)	(.13)	(.11)
Dividends from net realized
gain on investments	(3.66)	—	—	—	(.79)	(1.57)
Total Distributions	(3.81)	(.17)	(.12)	(.12)	(.92)	(1.68)
Net asset value, end of period	19.51	20.90	18.75	16.94	14.59	17.22

Total Return (%) [b]	12.93[c]	12.40	11.43	17.04	(10.74)	(14.32)

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.63[c]	1.23	1.26	1.26	1.28	1.20
Ratio of net investment income
to average net assets	.36[c]	.71	.87	.76	.69	.66
Portfolio Turnover Rate	43.06[c]	154.96	51.24	59.66	57.49	91.91

Net Assets, end of period
($ x 1,000)	119,955	115,459	118,301	115,872	107,217	132,810

[a]	Based on average shares outstanding at each month end.
[b] Exclusive of sales charge.
[c] Not annualized.
See notes to financial statements.

16

	Six Months Ended
	April 30, 2006		Year Ended October 31,

Class B Shares	(Unaudited)	2005	2004	2003	2002	2001

Per Share Data ($):
Net asset value,
beginning of period	19.77	17.75	16.06	13.84	16.40	20.93
Investment Operations:
Investment income (loss)—net[a]	(.01)	(.03)	.00[b]	(.01)	(.02)	(.03)
Net realized and unrealized
gain (loss) on investments	2.22	2.05	1.69	2.23	(1.75)	(2.93)
Total from Investment Operations	2.21	2.02	1.69	2.22	(1.77)	(2.96)
Distributions:
Dividends from
investment income—net	—	—	—	—	(.00)[b]	—
Dividends from net realized
gain on investments	(3.66)	—	—	—	(.79)	(1.57)
Total Distributions	(3.66)	—	—	—	(.79)	(1.57)
Net asset value, end of period	18.32	19.77	17.75	16.06	13.84	16.40

Total Return (%) [c]	12.50[d]	11.38	10.52	16.04	(11.48)	(15.02)

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.06[d]	2.10	2.12	2.12	2.10	2.02
Ratio of net investment income
(loss) to average net assets	(.07)[d]	(.14)	.01	(.10)	(.13)	(.16)
Portfolio Turnover Rate	43.06[d]	154.96	51.24	59.66	57.49	91.91

Net Assets, end of period
($ x 1,000)	4,890	5,651	7,355	8,591	8,801	10,575

[a]	Based on average shares outstanding at each month end.
[b]	Amount represents less than $.01 per share.
[c] Exclusive of sales charge.
[d] Not annualized.
See notes to financial statements.

The Fund 17

FINANCIAL HIGHLIGHTS (continued)
	Six Months Ended
	April 30, 2006		Year Ended October 31,

Class C Shares	(Unaudited)	2005	2004	2003	2002	2001

Per Share Data ($):
Net asset value,
beginning of period	19.49	17.51	15.85	13.68	16.22	20.75
Investment Operations:
Investment (loss)—net [a]	(.01)	(.03)	(.00)[b]	(.02)	(.02)	(.04)
Net realized and unrealized
gain (loss) on investments	2.18	2.02	1.66	2.20	(1.72)	(2.89)
Total from Investment Operations	2.17	1.99	1.66	2.18	(1.74)	(2.93)
Distributions:
Dividends from
investment income—net	—	(.01)	—	(.01)	(.01)	(.03)
Dividends from net realized
gain on investments	(3.66)	—	—	—	(.79)	(1.57)
Total Distributions	(3.66)	(.01)	—	(.01)	(.80)	(1.60)
Net asset value, end of period	18.00	19.49	17.51	15.85	13.68	16.22

Total Return (%) [c]	12.46[d]	11.35	10.47	15.95	(11.48)	(14.99)

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.07[d]	2.13	2.13	2.16	2.11	2.04
Ratio of net investment (loss)
to average net assets	(.08)[d]	(.17)	(.00)[e]	(.13)	(.15)	(.20)
Portfolio Turnover Rate	43.06[d]	154.96	51.24	59.66	57.49	91.91

Net Assets, end of period
($ x 1,000)	1,005	1,049	1,237	1,096	1,185	1,243

[a]	Based on average shares outstanding at each month end.
[b]	Amount represents less than $.01 per share.
[c] Exclusive of sales charge.
[d] Not annualized.
[e] Amount represents less than .01%.
See notes to financial statements.

18

	Six Months Ended
	April 30, 2006		Year Ended October 31,

Class R Shares	(Unaudited)	2005	2004	2003	2002	2001

Per Share Data ($):
Net asset value,
beginning of period	20.39	18.29	16.53	14.26	16.78	21.55
Investment Operations:
Investment income (loss)—net [a]	.08	.14	.13	.06	.07	(.05)
Net realized and unrealized
gain (loss) on investments	2.29	2.13	1.73	2.30	(1.80)	(3.01)
Total from Investment Operations	2.37	2.27	1.86	2.36	(1.73)	(3.06)
Distributions:
Dividends from
investment income—net	(.18)	(.17)	(.10)	(.09)	—	(.14)
Dividends from net realized
gain on investments	(3.66)	—	—	—	(.79)	(1.57)
Total Distributions	(3.84)	(.17)	(.10)	(.09)	(.79)	(1.71)
Net asset value, end of period	18.92	20.39	18.29	16.53	14.26	16.78

Total Return (%)	13.02[b]	12.45	11.26	16.64	(10.97)	(15.15)

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.56[b]	1.17	1.40	1.59	1.56	2.13
Ratio of net investment income
(loss) to average net assets	.42[b]	.73	.74	.42	.41	(.27)
Portfolio Turnover Rate	43.06[b]	154.96	51.24	59.66	57.49	91.91

Net Assets, end of period
($ x 1,000)	45	37	25	15	7	7
[a]	Based on average shares outstanding at each month end.
[b] Not annualized.
See notes to financial statements.

The Fund 19

FINANCIAL HIGHLIGHTS (continued)
	Six Months Ended
	April 30, 2006		Year Ended October 31,

Class T Shares	(Unaudited)	2005	2004	2003	2002	2001

Per Share Data ($):
Net asset value,
beginning of period	20.32	18.27	16.51	14.32	17.05	21.77
Investment Operations:
Investment income (loss)—net [a]	.01	.03	.03	(.07)	(.07)	(.02)
Net realized and unrealized
gain (loss) on investments	2.29	2.11	1.73	2.28	(1.79)	(3.08)
Total from Investment Operations	2.30	2.14	1.76	2.21	(1.86)	(3.10)
Distributions:
Dividends from
investment income—net	(.04)	(.09)	—	(.02)	(.08)	(.05)
Dividends from net realized
gain on investments	(3.66)	—	—	—	(.79)	(1.57)
Total Distributions	(3.70)	(.09)	—	(.02)	(.87)	(1.62)
Net asset value, end of period	18.92	20.32	18.27	16.51	14.32	17.05

Total Return (%) [b]	12.63[c]	11.72	10.66	15.45	(11.69)	(15.08)

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.91[c]	1.83	1.95	2.48	2.38	1.92
Ratio of net investment income
(loss) to average net assets	.07[c]	.16	.19	(.48)	(.41)	(.11)
Portfolio Turnover Rate	43.06[c]	154.96	51.24	59.66	57.49	91.91

Net Assets, end of period
($ x 1,000)	170	140	161	85	44	21

[a]	Based on average shares outstanding at each month end.
[b] Exclusive of sales charge.
[c] Not annualized.
See notes to financial statements.

20

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

Dreyfus Premier Value Fund (the “fund”) is a separate non-diversified series of Dreyfus Premier Value Equity Funds (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company, currently offering two series including the fund. The fund’s investment objective is capital growth. The Dreyfus Corporation (the “Manager” or “Dreyfus”) serves as the fund’s investment adviser. The Manager is a wholly-owned subsidiary of Mellon Financial Corporation (“Mellon Financial”).

Dreyfus Service Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares.The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in the following classes of shares: Class A, Class B, Class C, Class R and Class T. Class A and Class T shares are subject to a sales charge imposed at the time of purchase. Class B shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class B share redemptions made within six years of purchase and automatically convert to Class A shares after six years. Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase and Class R shares are sold at net asset value per share only to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class and certain voting rights. Income, expenses (other expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

Effective March 1, 2006, Class A shares of the fund may be purchased at net asset value (“NAV”) without payment of a sales charge:

  By qualified investors who (i) purchase Class A shares directly through the Distributor, and (ii) have, or whose spouse or minor children have, beneficially owned shares and continuously maintained an open account directly through the Distributor in a Dreyfus-managed fund, including the fund, or a Founders-managed fund since on or before February 28, 2006.

The Fund 21

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

  With the cash proceeds from an investor’s exercise of employment- related stock options, whether invested in the fund directly or indi- rectly through an exchange from a Dreyfus-managed money market fund, provided that the proceeds are processed through an entity that has entered into an agreement with the Distributor specifically relat- ing to processing stock options. Upon establishing the account in the fund or the Dreyfus-managed money market fund, the investor and the investor’s spouse and minor children become eligible to purchase Class A shares of the fund at NAV, whether or not using the proceeds of the employment-related stock options.
  By members of qualified affinity groups who purchase Class A shares directly through the Distributor, provided that the qualified affinity group has entered into an affinity agreement with the Distributor.

Effective March 1, 2006, Class A and Class T shares of the fund may be purchased at NAV without payment of a sales charge:

  For Dreyfus-sponsored IRA “Rollover Accounts” with the distrib- ution proceeds from qualified and non-qualified retirement plans or a Dreyfus-sponsored 403(b)(7) plan, provided that, in the case of a qualified or non-qualified retirement plan, the rollover is processed through an entity that has entered into an agreement with the Distributor specifically relating to processing rollovers. Upon estab- lishing the Dreyfus-sponsored IRA rollover account in the fund, the shareholder becomes eligible to make subsequent purchases of Class A or Class T shares of the fund at NAV in such account.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The fund’s financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

22

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available, are valued at the official closing price or, if there is no official closing price that day, at the last sales price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Investment in registered investment companies are valued at their NAV.When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its NAV, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board of Trustees. Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADR’s and futures contracts. For other securities that are fair valued by the Board of Trustees, certain factors may be considered such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. Financial futures are valued at the last sales price. Investments

The Fund 23

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

The fund has an arrangement with the custodian bank whereby the fund receives earnings credits from the custodian when positive cash balances are maintained, which are used to offset custody fees. For financial reporting purposes, the fund includes net earnings credits, if any, as an expense offset in the Statement of Operations.

Pursuant to a securities lending agreement with Mellon Bank, N.A., an affiliate of the Manager, the fund may lend securities to qualified institutions.At origination, all loans are secured by collateral of at least

24

102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan will be maintained at all times. Cash collateral is invested in certain money market mutual funds managed by the Manager. The fund will be entitled to receive all income on securities loaned, in addition to income earned as a result of the leading transaction. Although each security loaned is fully collateralized, the fund would bear the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner.

(d) Affiliated issuers: Investments in other investment companies advised by the Manager are defined as “affiliated “ in the Act.

(e) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.

(f) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

The tax character of distributions paid to shareholders during the fiscal year ended October 31, 2005 were as follows: ordinary income $1,036,206. The tax character of current year distributions will be determined at the end of the current fiscal year.

The Fund 25

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

NOTE 2—Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $350 million redemption credit facility (the “Facility”) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings.

The average daily amount of borrowings outstanding under the Facility during the period ended April 30, 2006 was approximately $169,900, with a related weighted average annualized interest rate of 4.68% .

NOTE 3—Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .75% of the value of the fund’s average daily net assets and is payable monthly.

During the period ended April 30, 2006, the Distributor retained $5,274 and $1 from commissions earned on sales of the fund’s Class A and Class T shares, and $4,585 and $96 from CDSC on redemptions of the fund’s Class B and Class C shares.

(b) Under a Distribution Plan (the “Plan”) adopted pursuant to Rule 12b-1 under the Act, Class B, Class C and Class T shares pay the Distributor for distributing their shares at an annual rate of .75% of the value of the average daily net assets of Class B and Class C shares, and .25% of the value of the average daily net assets of Class T shares. During the period ended April 30,2006,Class B,Class C and Class T shares were charged $19,402, $4,021 and $190, respectively, pursuant to the Plan.

(c) Under the Shareholder Services Plan, Class A, Class B, Class C and Class T shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related

26

to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended April 30, 2006, Class A, Class B, Class C and Class T shares were charged $146,857, $6,467, $1,341 and $190, respectively, pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended April 30, 2006, the fund was charged $37,108 pursuant to the transfer agency agreement.

The fund compensates Mellon Bank, N.A., an affiliate of the Manager, under a custody agreement for providing custodial services for the fund. During the period ended April 30, 2006, the fund was charged $13,233 pursuant to the custody agreement.

During the period ended April 30, 2006, the fund was charged $1,926 for services performed by the Chief Compliance Officer.

The components of Due to The Dreyfus Corporation and affiliates in the Statement of Assets and Liabilities consist of: management fees $77,265, Rule 12b-1 distribution plan fees $3,640, shareholder services plan fees $25,746, custodian fees $7,212, chief compliance officer fees $1,284 and transfer agency per account fees $12,307.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities and financial futures, during the period ended April 30, 2006, amounted to $53,353,557 and $64,174,355, respectively.

The Fund 27

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

At April 30, 2006, accumulated net unrealized appreciation on investments was $19,473,790, consisting of $20,557,102 gross unrealized appreciation and $1,083,312 gross unrealized depreciation.

At April 30, 2006, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 5—Subsequent Event:

Effective on or about June 1, 2006, the fund will no longer offer Class B shares, except in connection with dividend reinvestment and permitted exchanges of Class B shares.

28

For	More	Information

Dreyfus Premier
Value Fund
200 Park Avenue
New York, NY 10166

Manager
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian
Mellon Bank, N.A.
One Mellon Bank Center
Pittsburgh, PA 15258

Transfer Agent &
Dividend Disbursing Agent
Dreyfus Transfer, Inc.
200 Park Avenue
New York, NY 10166

Distributor
Dreyfus Service Corporation
200 Park Avenue
New York, NY 10166

Telephone Call your financial representative or 1-800-554-4611

Mail	The Dreyfus Premier Family of Funds
144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the 12-month period ended June 30, 2005, is available at http://www.dreyfus.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-645-6561.

© 2006 Dreyfus Service Corporation

Item 2. Code of Ethics.
Not applicable.
Item 3. Audit Committee Financial Expert.
Not applicable.
Item 4. Principal Accountant Fees and Services.
Not applicable.
Item 5. Audit Committee of Listed Registrants.
Not applicable.
Item 6. Schedule of Investments.
Not applicable.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management
Investment Companies.
Not applicable.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and
Affiliated Purchasers.
Not applicable.
Item 10. Submission of Matters to a Vote of Security Holders.

The Registrant has a Nominating Committee (the "Committee"), which is responsible for selecting and nominating persons for election or appointment by the Registrant's Board as Board members. The Committee has adopted a Nominating Committee Charter (the "Charter"). Pursuant to the Charter, the Committee will consider recommendations for nominees from shareholders submitted to the Secretary of the Registrant, c/o The Dreyfus Corporation Legal Department, 200 Park Avenue, 8th Floor East, New York, New York 10166. A nomination submission must include information regarding the recommended nominee as specified in the Charter. This information includes all information relating to a recommended nominee that is required to be disclosed in solicitations or proxy statements for the election of Board members, as well as information sufficient to evaluate the factors to be considered by the Committee, including character and integrity, business and professional experience, and whether the person has the ability to apply sound and independent business judgment and would act in the interests of the Registrant and its shareholders.

Nomination submissions are required to be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the shareholders, and such additional information must be provided regarding the recommended nominee as reasonably requested by the Committee.

Item 11. Controls and Procedures.

(a) The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Not applicable.
(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a)
under the Investment Company Act of 1940.
(a)(3) Not applicable.
(b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b)
under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dreyfus Premier Value Equity Funds

By:	/s/ Stephen E. Canter

Stephen E. Canter
President
Date:	June 30, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Stephen E. Canter

Stephen E. Canter
Chief Executive Officer
Date:	June 30, 2006

By:	/s/ James Windels

James Windels
Chief Financial Officer
Date:	June 30, 2006

EXHIBIT INDEX

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940. (EX-99.CERT)

(b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940. (EX-99.906CERT)